PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Jennison Emerging Markets Equity Opportunities Fund

A: PDEAX	C: PDECX	Z: PDEZX	R6: PDEQX
SUMMARY PROSPECTUS  |  January 30, 2020
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/prospectus. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated January 30, 2020, as supplemented and amended from time to time, and the Fund's Annual Report, dated October 31, 2019, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 26 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 46 of the Fund's Prospectus and in Rights of Accumulation on page 60 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Z	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None*	None
* Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
To enroll in e-delivery, go to pgiminvestments.com/edelivery
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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z	Class R6
Management fees	1.05%	1.05%	1.05%	1.05%
Distribution and service (12b-1) fees	0.30%	1.00%	None	None
Other expenses	1.97%(1)	2.25%(1)	2.10%(1)	1.36%
Total annual Fund operating expenses	3.32%	4.30%	3.15%	2.41%
Fee waiver and/or expense reimbursement	(1.87)%	(2.10)%	(1.95)%	(1.21)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2,3)	1.45%	2.20%	1.20%	1.20%
(1) Other expenses have been updated from the most recent annual report to reflect current expenses.
(2) PGIM Investments LLC (PGIM Investments) has contractually agreed, through February 28, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares, and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to February 28, 2021 without the prior approval of the Fund’s Board of Directors.
(3) The distributor of the Fund has contractually agreed until February 28, 2021 to reduce its distribution and service (12b-1) fees applicable to Class A shares to 0.25% of the average daily net assets of Class A shares. This waiver may not be terminated prior to February 28, 2021 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$689	$1,350	$2,033	$3,844	$689	$1,350	$2,033	$3,844
Class C	$323	$1,113	$2,016	$4,329	$223	$1,113	$2,016	$4,329
Class Z	$122	$788	$1,479	$3,322	$122	$788	$1,479	$3,322
Class R6	$122	$636	$1,176	$2,654	$122	$636	$1,176	$2,654
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its investable assets (net assets plus any borrowings for investment purposes) in the equity and equity-related securities of companies located in or otherwise economically tied to emerging markets countries. The Fund defines emerging markets countries as countries that are classified by MSCI as either emerging or frontier markets. The Fund may invest in securities of issuers of any market capitalization size. The Fund may invest a large portion of its assets in a single country or region. The Fund may also invest in A-Shares using the Hong Kong – Shanghai Stock Connect (Stock Connect) program and other similar programs.
Principal Risks.
All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your investment. The order of the below risk factors does not indicate the significance of any particular risk factor.
Country Risk. Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund's manager, subadviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers or issuers of securities in which the Fund invest.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Geographic Concentration Risk. The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Large Shareholder Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders may redeem all or a substantial portion of their investments in the Fund at any time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.
Liquidity Risk. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Investments in China Risk. Concentrating investments in China subjects the Fund to additional risks and may make it more volatile than geographically diverse funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
19.36%	1st Quarter 2019	-18.18%	3rd Quarter 2015

1 Without the contractual expense limitation, the annual total returns would have been lower.
Average Annual Total Returns % (including sales charges) (as of 12-31-19)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	22.87%	4.73%	N/A	3.29% (9/16/14)
Class C shares	28.09%	5.11%	N/A	3.62% (9/16/14)
Class R6 shares	30.33%	6.17%	N/A	4.66% (9/16/14)

Class Z Shares % (as of 12-31-19)
Return Before Taxes	30.33%	6.17%	N/A	4.65% (9/16/14)
Return After Taxes on Distributions	30.33%	6.17%	N/A	4.65% (9/16/14)
Return After Taxes on Distributions and Sale of Fund Shares	17.95%	4.83%	N/A	3.62% (9/16/14)
° After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-19)
MSCI Emerging Markets Index	18.44%	5.61%	N/A	4.42%*
*Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Mark B. Baribeau, CFA	Managing Director	September 2014
		Albert Kwok, CFA	Managing Director	September 2014
		Sara Moreno	Managing Director	September 2014
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R6
Minimum initial investment	$1,000	$1,000	None	None
Minimum subsequent investment	$100	$100	None	None
* Certain share classes were generally closed to investments by new group retirement plans effective June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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